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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 30, 1996


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   Delaware                         0-9767                     94-2579751
(STATE OR OTHER JURISDICTION     (COMMISSION                 (IRS EMPLOYER
 OF INCORPORATION)               FILE NUMBER)              IDENTIFICATION NO.)


9162 Eton Avenue, Chatsworth, California                         91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



Registrant's telephone number, including area code:  (818) 709-1244
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ITEM 5.    OTHER EVENTS.

           On September 30, 1996, the Registrant issued a press release announcing that on that day it had filed a registration statement with the Securities and Exchange Commission for a public offering by the Registrant of 3,000,000 shares of its Common Stock with Jefferies & Company, Inc., Rauscher Pierce Refsnes, Inc. and M. Kane & Company, Inc. as underwriters. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL REMOTE IMAGING
                                        SYSTEMS, INC.



Date:  October 1, 1996                  By: /s/ E. Eduardo Benmaor
                                           -----------------------------------
                                            E. Eduardo Benmaor
                                            Controller, Principal Accounting
                                            Officer and Secretary